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THE BARON FUNDS
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                                          BARON ASSET FUND page 1
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      LOGO                                BARON GROWTH &
                                          INCOME FUND page 8

       767 Fifth Avenue, New York, New York 10153, 1-800-99-BARON, 212-583-2100

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ANNUAL REPORT                                                SEPTEMBER 30, 1996
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| BARON ASSET FUND PERFORMANCE UPDATE                                          |
|                                                                              |
|          ONE YEAR                         SINCE INCEPTION(CUMULATIVE)        |
|    PERFORMANCE FOR YEAR                 PERFORMANCE FROM JUNE 12, 1987       |
|  ENDED SEPTEMBER 30, 1996                 THROUGH SEPTEMBER 30, 1996         |
|                                                                              |
|  Baron Asset Fund     21.3%                Baron Asset Fund     361%         |
|  S & P 500*           20.3%                S & P 500*           197%         |
|  Russell 2000*        13.2%                Russell 2000*        149%         |
|                                                                              |
|  * The S&P 500 and Russell 2000 are unmanaged indexes. The S&P measures the  |
|  performance of the stock market in general, the Russell 2000 of small and   |
|  mid-sized companies.                                                        |
|                                                                              |
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Dear Baron Asset Fund
Shareholder:

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PERFORMANCE
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On a long term basis, as well as for the twelve months ending September 30,
1996, Baron Asset Fund's returns have been satisfactory and strong. This can be seen from the charts above. As you can see from the tables below, our returns since May have been inconsistent. Our stocks surged in the spring and early summer, fell sharply in July and, to date, have not recovered to their spring peak prices. This is despite the very strong recent gains in the Dow Jones Industrial Average and other large cap stock indices. The losses we incurred in the September quarter were the first we experienced in two years (see chart below).

                     QTR1         QTR2         QTR3         QTR4          YEAR
BAF  .........        1.6%        14.8%         7.4%        -3.1%         21.3%
S+P 500  .....        6.0          5.4          4.4          3.1          20.3
Russell 2000..        2.0          5.1          5.3          0.3          13.2

The share price declines we experienced this past summer were unrelated to business fundamentals. There were no fewer students in DeVry's colleges; there were no fewer residents in Manor Care's nursing homes; there were no fewer businesses employing Robert Half's accountants; and there were no fewer listeners to American Radio's stations. There were only fewer purchasers of their stocks.

In October, health care stocks fell, again anticipating adverse changes in government reimbursement practices; radio stocks fell in response to Department of Justice challenges to several pending station mergers; and communications stocks fell as investors feared more competition.

We have tried to take advantage of these price declines. We have added to our existing holdings and established new ones during the past six months at what we believe to be attractive prices. Our purchases have been made based upon our independent fundamental analyses. For example, although Manor Care announced this spring it would give its shareholders a tax free dividend of Choice Hotels, Manor Care's share price fell from $39 to $31.50 in July. We felt the split up would make the two companies more valuable, not less, and added to our holdings. We think we can double our money in Manor Care and Choice Hotels within three years. (We have already made more than four times our original investment since 1989.) We expect Manor Care to increase its earnings 17-18% per year, Choice 25-30% per year, for the next several years. When
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American Radio's share price fell from $43 this summer to $25 after The
Department of Justice required the company to divest two stations in Rochester, one of its least important markets, we added to our holdings. American owns and operates 70 stations in 13 markets currently. After its proposed merger with E Z is consummated early next year, American will own/operate 93 stations in 18 markets across the United States. With no further acquisitions, American Radio could increase its station cash flow 17-18% per year for the next four years. This rapid growth is partly due to its significant ownership of "sticks," development stations with rapidly increasing cash flows. American Radio should, at the same time, be able to substantially reduce its debt. It could boost its growth rate with further acquisitions or if it is successful in developing its communications tower business. About half its current market capitalization is represented by debt. We think we can nearly quadruple our money in this investment by the year 2000. When Charles Schwab's shares traded 20-30% below the level they had reached in September 1995, although its business had grown 40-50% since then, we added to our holdings. Schwab's stock price has recently jumped, but it remains only modestly above the levels it reached 14 months ago. We think we will double our money again in Schwab within three years. (We have made nearly five times our money since 1992.) Schwab's earnings, based upon our projected growth of customer assets held at Schwab, should at least double over that time period. When Corrections Corporation of America's share price fell more than 40% from the level it had reached earlier this year, despite the fact that the company has 40% more prison beds under management contracts, we added to our holdings. We think we can make three to four times on our investment in this company during the next four to five years. Prison beds are likely to expand by 50% over the next five years. Privately managed beds, which represent a little more than 4% of the 1.6 million prison beds now in operation, could increase to 20-25% of the total. Corrections Corporation is the leading operator of privatized prisons, with an approximate 50% share of this business. In the current year, the company has won 56% of the beds awarded for privatization, In five years we expect Corrections operating profit to approximate $1 billion per year. The market value of their business could then approximate $6-7 billion. The company's current market value is $1.8 billion.

Smaller stocks have dramatically under-performed stocks of larger companies during the past five months. This under-performance has really been ongoing since the fall of 1993 with few brief interruptions. This can be readily observed by comparing the performance of the small-cap Russell 2000 index to the large-cap S & P 500 index during that time period. Since we operate on the premise that stock prices over a reasonable time period reflect business fundamentals, we expect Baron Asset Fund to perform well whether large company stocks or small company stocks are in vogue with investors. This is because we always attempt to invest at attractive prices in well managed, growing businesses with strong fundamental prospects. Since the median market capitalization of companies owned by our Fund is only about $600 million, Baron Asset Fund should do especially well when stocks of smaller companies again begin to perform better than larger ones.

We remain focused on our goal of doubling, through performance, your investment in Baron Asset Fund before the end of the year 2000. Of course, there can be no assurance that we will be able to achieve our objectives. Baron Asset Fund's performance ranks among the top 2% of mutual funds since the Fund's inception in June 1987. The Fund is ranked five stars by Morningstar, that company's highest investment rating. Baron Asset Fund is included in Schwab's Mutual Fund Select List, a group consisting of fifteen top performing, OneSource mutual funds. There are more than 500 mutual funds available through OneSource.
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INVESTMENT THEMES
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We have often written of our intent to focus the Baron Funds' investments in fast growing, job creating "sunrise" industries. Our "sunrise" industries are likely to benefit from current demographic trends as well as changing government programs, policies and priorities. We find of great interest industries and segments of our economy in which our children are likely to find opportunities and employment. We have no interest in investing in "sunset" industries such as steel, autos, tobacco and railroads in which our parents and grandparents earned their livelihoods and which now must fire employees and cut costs in order to maintain profits and achieve growth.

Investment themes of current interest are (1) education, because the government says that 80% of the jobs available in the year 2000 will need training beyond high school and high school graduates will increase 25% in the next five years (DeVry, Learning Tree, Education Management); (2) privatization of government services, due to the general proposition that private industry can nearly always provide services that are at least equivalent to those provided by the government but at lower cost (Corrections Corporation of America, Youth Services); (3) financial services, because the country's largest population segment, the baby boomers, are now approaching
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retirement and have not saved enough to be able to maintain their current life styles (Charles Schwab, Franklin Resources); (4) government deregulation of industry, because there are almost always significant costs involved, direct and indirect, when government attempts to dictate to private companies how to operate their businesses in areas that may be of no consequence to the broad public interest (American Radio, Saga Communications, Cox Radio, Heftel Broadcasting); (5) health care, since the population is aging and persons over age 85 are growing three times as rapidly as the general populace, requiring greater use of healthcare services as the population ages (Manor Care, Genesis Health, Pediatric Services, Quorum Health, Vitalink Pharmacy);
(6) media and entertainment and gaming, because that's what people like to do and as we become more prosperous as a nation, we have more money available to do what we want (Circus Circus, Sun International, Mirage Resorts, Choice Hotels); and (7) communications and space, because huge investments are now being made in infrastructure and businesses require advanced communications services to be competitive (American Mobile Satellite, International CableTel, Globalstar, Palmer Wireless).

The changing demographic composition of our nation's populace is the driving force behind many of the investment themes we listed, e.g., education, health care, media and entertainment and financial services. Changing demographic characteristics and population composition create long lasting demand for certain products and services. Demand for business services is an important component in determining long term business profitability. For example, another rapidly changing demographic is the Hispanic portion of our population. The United States' Hispanic population is currently growing at nearly five times the rate of the country's Caucasian population. Beneficiaries include media, retail and finance businesses that cater to Hispanics (Heftel Broadcasting, Smart & Final, Mercury Finance).

Other important investment themes, economic trends, in which we have made important investments include temporary help businesses and human resource outsourcing (Robert Half International), and business services outsourcing, services that are beyond core competencies of businesses and are able to be performed better and more effectively by others (Flextronics International, Metro Networks).
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RECENT PORTFOLIO ADDITIONS
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EDUCATION

Investing in education businesses has been very profitable for Baron Asset Fund. The Fund has earned about five times its money on DeVry since 1991 and has about tripled its money on Learning Tree International since 1995. DeVry offers its students an accredited college degree and practical, career oriented education. Students are trained as, for example, computer programmers, electrical engineers or software analysts. It costs a lot less to obtain a DeVry education than a degree from a private four year college, state school or community college. DeVry places about 95% of its graduates in jobs within six months of graduation. Learning Tree is the leading provider of classroom instruction for information technology professionals. Learning Tree is a beneficiary of rapid change in technology. When EDS or Perot Systems, for example, needs 20 of their systems analysts to become expert in Microsoft's Windows NT yesterday, Learning Tree is responsive and provides classroom instruction either on site or in Learning Tree's regional classrooms. Learning Tree is adding more classrooms, more course titles and, for the first time, using its existing library of course material to develop computer based training (CBT) instruction. CBT instruction should broaden the market for Learning Tree's course material and boost that company's profits further.

Our most recent investment in education is Education Management
Corporation. Education Management has been a leading provider of post secondary, career oriented education for about 35 years. Education Management currently operates 13 schools, including 11 Art Institutes and the recently acquired New York Restaurant School. School curriculum is designed to provide students with the knowledge and skills necessary for entry level employment in computer animation, multimedia, advertising design, graphic design and culinary arts. Completion of the assigned program generally takes 18 to 27 months and usually results in the award of an associates degree. Four of the Art Institutes offer bachelors degrees. More than 100,000 students have graduated from Education Management's schools. In the fall 1995 quarter, 14,000 students were enrolled in its schools. An estimated 16,000 students are enrolled this year.

Education Management plans to open or acquire two new schools per year for the next several years. Education expects to earn, on average, a 38% internal rate of return on its investment in new facilities. This high level of profitability indicates the very attractive niche in which the company operates. Education also plans to add new courses each year to its existing schools to better serve its students and increase demand for its services. In the past fiscal year, the company's schools have received
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a 23% increase in admissions applications. Due to its relatively large size and well established reputation, Education Management is able to spend about half the amount, as a percentage of revenues, that would be spent by smaller schools to recruit students. During the past several years, referrals from students or graduates have increased from 23% to 38% of applications received.

The company has focused on improving outcomes for its students. About 40%
of its students are enrolled in remediation programs. This compares to 15% only three years ago. Persistency, the number of students continuing enrollment semester to semester, has improved 4 percentage points during this period, a very significant result. The job placement rate for graduates has improved in the past three years to 87.4% from 82.3% while starting salaries for its graduates have risen 21%. Education Management's revenues could increase from an estimated $180 million in the current fiscal year to $400 million in four years. Pretax margins could increase from 10.6% to 13% over the same time period, earnings per share from an estimated $.71 to $2.00. Baron Asset Fund owns 518,500 shares of Education Management purchased for about $15.96 per share.

MEDIA AND ENTERTAINMENT

Metro Networks, Inc. is the largest provider of traffic reporting services to radio and television stations. Metro supplies traffic reporting using its own fleet of helicopters, fixed wing small aircraft and fixed site cameras. Metro's services are more comprehensive than any competitor's. Metro has recently become a leading supplier of local content, e.g. local news, sports and weather, to the radio and television broadcast industries. Metro offers both radio and television stations the opportunity to outsource their traffic, news, sports and weather services in return for 10 second "avails." These 10 second sponsorships of traffic, news and sports reports are not considered ads when determining the percentage of time a broadcaster spends on ads as compared to content. Local stations are therefore able to eliminate the cost of operating a news gathering service while continuing to offer local content of at least the quality previously provided.

Metro Networks was started in Baltimore 18 years ago. It currently services 1,311 radio stations in 47 of 50 major markets with its traffic reporting services. These 1,311 stations represent only about 49% of the stations in Metro's markets. Metro has ample opportunity for further growth by adding stations in existing markets. In addition, Metro now believes it can offer its services in the top 75 markets, not just the top 50. Of the 1,311 radio stations that subscribe to the Metro traffic service, only 225 take its expanded news, sports and weather services. Among the station groups purchasing the expanded package are Cap Cities, American Radio and Clear Channel. Metro has doubled its sales force in an attempt to increase the number of stations which purchase its recently expanded services.

In 1991, only 31% of Metro's inventory of 10 second ads were sold. Last year it was 75%. The opportunity is probably 90%. As a greater percentage of its ads are sold, rates will likely rise. With greater penetration of its existing traffic reporting markets, expansion into new markets, increased sales of its expanded news, sports and weather services, and higher sellthrough of its ads at higher rates, Metro could about double its radio business in the next four or five years. Revenues, at very high cash flow margins, could jump from about $100 million per year to $200 million per year.

Metro's opportunity in television is at least as large as that in radio.
It now provides its traffic reports to just 111 television stations. Of these stations, only 17 currently subscribe to Metro's expanded Video News service.
In the current year, Metro will increase the number of markets where Video
News is available to 25 from 12. This service provides generic local news to stations which can be readily customized to individual station formats. Television now represents only 7-8% of Metro's revenues. In four to five years, television services could contribute at least as much to Metro's revenues as radio. Metro Networks is currently valued by investors for less than 10 times 1997 cash flow. We expect the company's cash flow to grow at least 25-30% per year for the next several years. Baron Asset Fund owns 1,070,000 shares of Metro Networks purchased for approximately $20.42 per share.
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COMPANY NEWS
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AMUSEMENT & RECREATION

We have been investing in Las Vegas' gaming companies for more than 20 years, long before it was fashionable to do so. Tourists visit most destination resorts to see the sights. Visitors to Las Vegas, the adult Disneyland, travel there to see the enormous mega-themed hotels and to experience, as Mirage Resorts' Steve Wynn proclaims, "the excitement of a carnival and the fun of a 24-hour-a-day party." New hotels, each seemingly more fantastic than the last with their exploding volcanos, live pirate battles, indoor roller coasters, white tigers and sharks, indoor rainforests, Egyptian pyramids, New York City skyline, medieval castles and, opening in two years, the recreation of a northern Italian town on a huge lake (in the desert, of course), draw ever larger crowds.

We had been a shareholder of Circus Circus for several years until
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we sold our stock in 1993. Its shares were then about 40% more expensive than they are today. Nearly the entire senior management team left Circus en masse in 1993. This was the result of a dispute with the company's founder. Circus languished following the executives' departures. The company's Board dismissed its founder in mid-1995 and the management team which had built Circus in the 1980's, rejoined the company. We have since been purchasing Circus' shares whenever we have had the opportunity to do so at an attractive price.

During May, Circus reached an agreement with Mirage Resorts to jointly develop a large tract of land in Atlantic City, New Jersey, as a destination resort. The H-Tract property will include three themed casinos. Circus will spend about $600 million on its New Jersey casino hotel. It could open in about four years. Existing New Jersey casino hotels are boringly similar and ten to twenty years old. We think the new Circus and Mirage properties are likely to be well received and unusually profitable, i.e., we think they'll earn at least 25-30% EBITDA returns per year on their investments.

On June 12, Circus and Mirage opened a new, jointly owned, $350 million
Las Vegas casino, Monte Carlo. It has been an enormous success. Monte Carlo has been 100% occupied since opening and will probably earn $100 million cash flow per year. Circus also announced this summer a worldwide development agreement with Four Seasons Regent Hotels. The first property to be developed under this agreement is a 400 room hotel in Las Vegas that will be owned by Circus and managed by Four Seasons. It will be the first five star hotel in Las Vegas. In December, Circus will open a new 1,000 room hotel tower for its Circus property and two new 1,000 room hotel towers for Luxor. Both Luxor and Circus are presently being refurbished. Circus will spend about $2 billion in the next four years on new hotels, most importantly the development of its 120 acre parcel on the Las Vegas strip. Circus has a $1.5 billion line of credit that will soon be increased. During November, Circus issued $150 million 40 year bonds and $150 million 100 year bonds. This long duration debt issuance is highly unusual for any company. It is especially so for a casino hotel. It was not long ago that casinos were considered unsavory by most investors.

When Circus concludes its current capital spending programs in the year 2000, Circus' cash flow could about double to $900 million per year; its earnings per share could reach $4; and its stock price should reflect this growth. Operations at its Las Vegas casinos were disrupted by construction this summer and, as a result, the company earned less this year than last year. When Circus' share price fell from nearly $45 this spring to a little more than $30, Baron Asset Fund added to its shareholdings. We estimate Circus repurchased about six million of its shares during the same time period. Business Week recently reported a rumor that ITT was interested in acquiring Circus. Baron Asset Fund currently owns 660,000 shares of Circus purchased for about $30.72 per share.

FOOD & AGRICULTURE

Delta & Pine Land Company is the largest producer of varietal cotton seed in the United States. Its recently introduced, genetically altered, pest resistant, Bt cotton seed has reduced farmers' insecticide costs and improved their crop yields. On November 20, Delta & Pine announced it will participate in a joint venture in China to begin to sell Bt cotton seed in that country. The seed will initially be sold in Hibei Province. Broad commercial sales in Hibei Province will begin in spring 1998. Sufficient seed will be available at that time to plant about 500,000 of the province's 1.5 million acres.

Insect problems in China are severe. Farmers have treated their fields with nearly all available pesticides and, in the process, have created insect strains unable to be controlled with topically applied chemicals. Delta & Pine's Bt cotton should be suitable for planting on virtually all of China's
11.5 million acres planted with cotton. Delta & Pine could earn a pre-tax profit of about $4.20 per acre planted with its Bt seed.

Sales of Delta & Pine's Bt cotton seed varieties with the insect resistant Bollgard gene accounted for 1.8 million of the 14 million acres of cotton planted to cotton in the United States during 1996. This was the first year Bt seed was widely available. Farmers justify planting the higher priced Bt cotton seed by avoided pesticide costs. Yields from most farms using Bt seed have been 10-15% higher than results achieved in fields using conventional seed. Historically high prices for alternative crops, e.g., corn, sorghum and wheat, caused acreage planted to cotton to decline 18% in 1996. Crop price relationships appear to be returning to normal. This should boost demand for cotton seed next year. In addition, Delta & Pine will introduce more Bt varieties next year and have more seed available for sale. We estimate U.S. cotton acreage planted with Bt seed could increase 30-40% in fiscal 1997. This should cause the company's profits to jump more than 50%. As Delta & Pine increases sales of its genetically altered NuCOTN Bt seed in the United States; introduces Bt varieties in China, Mexico, India, Pakistan, Mexico and Egypt; and begins to sell Roundup resistant cotton seed, the company's earnings could more than triple within the next four
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years. Baron Asset Fund owns 565,000 shares of Delta & Pine acquired for about $16.92 per share.

MANUFACTURING-OUTSOURCING

Original equipment (OEM) suppliers for telecommunications equipment, medical equipment and computer equipment are increasingly outsourcing product manufacturing. Outsourced manufacturing allows OEM companies to concentrate on higher margin and more profitable equipment design and marketing efforts, their core competencies. Flextronics International contract manufactures home medical equipment such as thermometers, telecommunications equipment such as telephones and modems, and computer peripheral equipment such as the mouses and keyboards. Important clients include Johnson & Johnson, U.S. Robotics and Microsoft.

On November 19, Flextronics announced it had signed a letter of intent to acquire Ericsson Business Networks AB's manufacturing operations. The agreed upon price is book value, an estimated $120 million. First year annual revenues could exceed $350 million. Flextronics should be able to significantly reduce the effective acquisition cost for this business by inventory reductions. Improved manufacturing techniques should allow the company to reduce product manufacturing times and inventory investment. Plant capacity in Sweden also will be significantly expanded, allowing Flextronics to increase its sales to Ericsson and add other customers. The operation is now capacity constrained. Ericsson's recently introduced local loop radio telephone, DECT, a cordless phone with a range of five miles from its base station, is manufactured in this plant. Ericsson is currently experiencing very strong demand from remote villages for this cheap alternative to cellular. Initially, Flextronics will meet Ericsson's excess demands from its own Far East factories.

This is the first time Ericsson has ever outsourced its manufacturing. Flextronics' purchasing systems and factories were studied and its large customers interviewed. Flextronics' operations were evaluated superior. Flextronics' annual revenues could jump from about $540 million in the year ending March 1997 to more than $1.1 billion next year. Flextronics may sell an additional two million shares, increasing its shares outstanding by 15-20%, to finance this purchase. Flextronics is now the third largest contract manufacturer. This fast growing company should soon have the opportunity to purchase additional manufacturing operations, both from Ericsson and others. Flextronics could earn $2.25-2.50 per share next year and continue to grow in excess of 30% per year for several years. Baron Asset Fund owns 1,270,000 shares of Flextronics purchased for about $28.75 per share.
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OTHER DEVELOPMENTS
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THE BARON FUNDS RECEIVE FAVORABLE MEDIA COVERAGE

Warren Boroson of The Bergen County Record attended The Baron Funds' Fifth Annual Investment Conference this year (see below) and wrote about it in a column October 22nd titled, "Buying when others sell. Independence pays for Baron." In September, Dow Jones Newswire featured, "Ron Baron 'Eats His Own Cooking' and Runs Thriving Funds." Inc.'s September issue included Baron Asset Fund as one of "20 Best Mutual Funds: The perfect choices for company owners only--and how to profit from them." Following Money's October article, "Inside the Mind of a Manager,"an in-depth study of how we conduct extensive research of companies, Money included us in an article on investing for retirement, "How to be sure you never go broke." In November, Money included our Fund in an article on women and investing, "Why more women say . . .
I don't need your money, honey." Individual Investor featured Baron Asset Fund in a November article "New World Investing" about mutual funds that "concentrate on riding the trends that have changed the way we live."

While most interviewers to whom we speak are principally interested in our Funds' investment philosophy and process, i.e., how do we find businesses in which to invest profitably, Barron's is different. Barron's wants to know about stocks. What are we investing in and why. And, their questions are tough . . . and cynical. Preparing for an interview with Kate Welling or Alan Abelson is like getting ready for a final in college or law school. During the past fifteen years, I have been the subject of numerous
"q. and a." interviews in that magazine. I was also a member of their annual year end Investment Roundtable for five of those years. On November 18, I again was the subject of an interview with Kate, "Sunrise Industries," in which we spoke a little about what we do and mostly about six companies in which we have recently invested. Reprints of this article and some of the others mentioned are available if you would like a copy. Please call or write. Of course, there will be no charge.

FIFTH ANNUAL BARON INVESTMENT CONFERENCE HELD OCTOBER 18,1996 IN NEW YORK CITY; WELL ATTENDED

On October 18, chief executives of five companies in which we are shareholders presented at The Baron Funds' Fifth Annual Investment Conference. The executives who spoke described their companies' prospects and the strategies they are employing to realize those prospects.
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An important element in our investment strategy is our attempt to invest in companies managed by talented, honest, hardworking, entrepreneurial executives. As I have often said, "we invest in people, not in buildings." Our annual conferences give The Baron Funds' shareholders an opportunity to meet and question executives who manage the companies in which they are part owners, to "kick the tires" of their investments. We believe these meetings should help our shareholders better understand the prospects of the companies in which their savings are invested. I also believe it is useful for me report annually, in person, to our shareholders. Following my presentation, I try to answer any questions our shareholders may have about our investments, our results and our investment strategy.

Chief executives of American Radio, Boston, Massachusetts; Choice Hotels, Silver Spring, Maryland; Corrections Corporation, Nashville, Tennessee; Dollar Tree Stores, Norfolk, Virginia; and Learning Tree International, Los Angeles, California were the speakers. Many of our shareholders traveled a long way to attend: Honolulu, Houston, Dallas, Minneapolis, Las Vegas, Little Rock and Boca Raton were a few of the distant cities represented. In all, more than 500 shareholders and financial planners attended. We are appreciative of your interest and the time and effort you spent to be with us that morning, whether you traveled a long distance or came from nearby.

We gave our conference guests "party favor" Baron Funds' Conference
T-shirts. Shareholders who were unable to attend but who would like a T-shirt should call us at 1-800-99-BARON. Of course, there will be no charge. Many of our conference attendees asked afterwards if my formal remarks and slides could be made available. We have made copies of my speech. Any shareholder who would like a copy should call us. We'd be happy to furnish it.

BARON ASSET FUND'S ANNUAL DIVIDEND

Baron Asset Fund's fiscal year ended September 30,1996. On December 30,
1996, Baron Asset Fund will distribute to its shareholders a long term capital gain dividend estimated to approximate $.04 per share. As a self described "long term investor in businesses, not a short term trader of stocks," Baron Asset Fund has usually paid a relatively small dividend when compared to its investment performance. Baron Asset Fund often holds stocks for many years, e.g., we have been shareholders of Charles Schwab since 1992, Manor Care since 1989, Mirage since 1987, DeVry since 1991, Robert Half since 1991 and Smart & Final since 1993. Our Fund benefits as a long term investor first by incurring reduced transactions costs. As a long term investor, the Fund is also able to defer taxes for our shareholders. The Baron Funds sell stocks when either there has been an adverse, long term change in a company's business fundamentals, or its stock price has risen so high as to no longer offer attractive long term returns. Fortune magazine has ranked Baron Asset Fund as providing one of the highest after tax returns to its shareholders for each of the past three years.

THANK YOU FOR INVESTING IN BARON ASSET FUND

We recognize that investors have many choices if they decide to invest in mutual funds. In fact, there are now nearly as many mutual funds as there are stocks. We are appreciative that you have joined us as shareholders in Baron Asset Fund. We will remain disciplined and will continue to work hard to justify your confidence in our Fund.

Sincerely,




/s/   Ronald Baron
-------------------------------
Ronald Baron
President
November 26, 1996
-------------------------------------------------------------------------------
7

-------------------------------------------------------------------------------
THE BARON FUNDS
-------------------------------------------------------------------------------

 -----------------------------------------------------------------------------
| BARON GROWTH & INCOME FUND PERFORMANCE UPDATE                               |
|          ONE YEAR                         SINCE INCEPTION(COMULATIVE)       |
|  PERFORMANCE FOR THE YEAR               PERFORMANCE FROM JANUARY 8, 1995    |
|  ENDED SEPTEMBER 30, 1996                 THROUGH SEPTEMBER 30, 1996        |
|                                                                             |
|  Baron G&I Fund       25.8%                Baron G&I Fund       86%         |
|  S & P 500*           20.3%                S & P 500*           56%         |
|  Russell 2000*        13.2%                Russell 2000*        42%         |
|                                                                             |
|                                                                             |
| * The S&P 500 and Russell 2000 are unmanaged indexes. The S&P measures the | | performance of the stock market in general, the Russell 2000 of small and |
|  mid-sized companies.                                                       |
|                                                                             |
 -----------------------------------------------------------------------------

Dear Baron Growth & Income Shareholder:
-------------------------------------------------------------------------------
PERFORMANCE REVIEW
-------------------------------------------------------------------------------
Baron Growth & Income Fund continues to perform well, both on an absolute and relative basis.

This can be seen from a glance at the charts above. However, the quarterly returns Baron Growth & Income Fund have achieved this year are anything but smooth. This can be readily observed from a cursory look at the table below. Many of the Baron Growth & Income Fund's investments in well managed, fast growing, small and mid-sized companies fell sharply in price in July, and once again in October after our fiscal year had ended. As of the date of this letter, many of their share prices remain depressed.

                      QTR1         QTR2         QTR3         QTR4         YEAR
BGI  .........        3.3%         11.9%         7.7%         1.1%        25.8%
S+P 500  .....        6.0           5.4          4.4          3.1         20.3
Russell 2000..        2.0           5.1          5.3          0.3         13.2

We have tried to take advantage of the current years' stock market volatility to purchase shares of businesses with strong fundamental prospects at very attractive prices. Among the most important purchases we made during the past five months are the leading provider of privatized prison management Corrections Corporation of America; two leading casino hotels Circus Circus and Sun International Resorts; the leading provider of private pay, skilled nursing care Manor Care; the third largest U.S. radio station owner/operator American Radio; the leading provider of genetically engineered cotton seed Delta & Pine Land; the leading discount broker and no-load mutual fund distributor Charles Schwab; and a leading, regional, natural gas, local distribution company Southern Union. The Baron Growth & Income Fund also continued to maintain approximately 25% of its assets invested in REITs. The Fund established holdings in Arden Realty and Crescent Real Estate Equities while adding significantly to our holdings of Redwood Trust and Beacon Properties. We continue to focus our new and our incremental investments in companies we expect to at least double in value before the end of the year 2000. Of course, there can be no assurance our investments will achieve this objective.

Although, as noted, many of our small and mid-sized company investments have not yet recovered to the peak prices they achieved this past spring, Baron Growth & Income Fund's portfolio in its entirety has surpassed its early calendar year strong performance. This is due to the very strong performance of our real estate investment trust investments which we discuss in the next segment of this report. During fiscal 1997, we expect to continue to maintain 20-25% of our Fund's investment portfolio in income producing real estate investment trusts. We are also trying to hold at least 10% of our assets in other income producing securities, i.e., non-rated convertible debt, convertible preferred shares and special situation securities with high current yields and equity characteristics.

Baron Growth & Income Fund's performance is ranked number 1 of 437 growth and income funds from its inception on January 3, 1995 through September 30,
1996, the end of our fiscal year. This ranking is based upon information furnished to us by Lipper Analytical Services. Also based upon Lipper's information, Baron Growth & Income Fund ranks number 9 of 527 similar funds for the nine months ended September.
-------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUST NEWS
-------------------------------------------------------------------------------

PERFORMANCE

   The REIT segment of our investment portfolio continues to provide very strong returns, both on an absolute and relative basis. For the nine months ended September 30, 1996 Baron Growth & Income's REIT investment portfolio achieved a 21.5% total return, including
-------------------------------------------------------------------------------
8

-------------------------------------------------------------------------------
THE BARON FUNDS
-------------------------------------------------------------------------------

dividends. Through November 25, this portfolio segment achieved 1996 calendar-year-to-date total return of more than 30%. The returns achieved from this portfolio segment, the segment we had anticipated would provide us with stable, annual returns in the low to mid-teens, have been unexpectedly growth-stock-like. The returns on our Fund's real estate portfolio have surpassed the strong returns achieved this year by the NAREIT index. The returns of our Fund's real estate investments this year have also been better than the returns achieved by all but one of the dedicated mutual funds that invest only in real estate and REITs. Last year, Baron Growth & Income Fund's inaugural year, our REIT portfolio return was 20.5%. This was significantly below the return achieved on Baron Growth & Income Fund's entire investment portfolio, as we had planned. But, the returns on Baron Growth & Income Fund's real estate portfolio were better last year than any other mutual fund investing only in REITs.

So, how did this happen? We attribute a large part to our good luck, the balance to our stock selection methodology. The real estate market is not monolithic, and all types of real estate stocks did not perform equally well, either this year or last. During our fiscal year 1995, we concentrated our real estate investments in two categories, storage facilities and community shopping centers. Storage facilities, in our opinion, had the most attractive economics of publicly traded real estate securities. These returns caught our attention, especially when they were coupled with widespread investor disinterest. We invested in community shopping centers because we felt this real estate asset class offered important opportunities for strong managers to improve property returns. Both storage and community shopping centers were among the top performing real estate asset classes last year. In the current year, we have concentrated our new real estate investments in REITs that own office buildings. We have made important investments in other REITS, including Arden Realty Group, Beacon Properties, Cali Realty, Crescent Real Estate Equities and Highwoods Properties. We have also made significant investments in two non-office building REIT special situations.

We chose to invest in office REITS because there had been little new office construction for the past several years, vacancy rates had been falling due to a steadily expanding economy, and rents had finally begun to rise. We were able to purchase office REITs in the stock market at significant discounts to the replacement costs of their owned buildings. Office REITs, in general, have been the strongest performing REIT asset class this year.

We have also been lucky enough to make significant investments in two additional REITs, both of which have outperformed even the office REITs category. Starwood Lodging Trust is a hotel REIT with a unique paired operating and property ownership structure. Redwood Trust, a unique mortgage REIT that, although it seems to be a bank without bricks and mortar, is legally chartered as a REIT. We wrote about Redwood Trust in our June quarterly letter. Starwood Lodging's unique paired operating/ownership structure is grandfathered under the law and is extremely valuable. Starwood has used its tax efficient structure to employ an aggressive acquisition strategy focused on complicated transactions. Starwood has acquired nearly $1 billion of hotel assets during the past twelve months. Initial property level yields on its acquisition approximates a very attractive 10-12%. Further, the initial yields on these properties have the opportunity for significant improvement over time. Starwood has quickly become the leading REIT owner/operator of upscale U.S. hotel properties. As such, it has benefitted from the continuing improvement in hotel industry fundamentals this year. The hotel industry is in the mid-stages of a significant cyclical recovery. Immediately after the overbuilding of the 1980's and the recession of 1990-91, many hotel properties experienced deteriorating operations at the same time their capital structures were over-leveraged. Bankruptcies, workouts and little new construction followed. The improved economy of the past several years, when coupled with little new hotel room construction, has helped this real estate asset class enjoy a significant recovery in rates and occupancies that is continuing.

We invest in REITs using the same investment approach we use in non-real estate common stocks. We choose segments in which we would like to invest; visit companies and managements in those segments to try to learn as much about their businesses, prospects and strategies as possible; and invest only in those managements in whom we have confidence. The managers in whom we invest must be hard working, honest, entrepreneurial and smart. Of course, our approach to growth stock investing is value oriented and we won't purchase a stock unless we think we have the opportunity to earn an acceptable rate of return. In REITs that is generally about 30% over two years. We are willing to accept a lower rate of return on our real estate investments than we expect to earn on common stocks because, with their relatively high dividends, we consider REITs less risky investments.
-------------------------------------------------------------------------------
OTHER DEVELOPMENTS
-------------------------------------------------------------------------------

BARON GROWTH & INCOME FUND RECEIVES FAVORABLE PUBLICITY

The November Retire With Money newsletter features Baron Growth &
-------------------------------------------------------------------------------
9

-------------------------------------------------------------------------------
THE BARON FUNDS
-------------------------------------------------------------------------------

Income Fund in the story "Three Top New Funds with Veteran Managers." The premise of this article is that new funds tend to outperform older, more conservative and larger funds. But, the article notes, you assume more risk by investing in new funds and these funds often have a difficult time sustaining their initial strong performance. You can temper the risk of investing in new funds by "investing in new funds run by managers with successful long term track records at other funds." The author calls Baron Growth & Income Fund "essentially a throttled back version of Ron Baron's small-cap growth fund, Baron Asset." The Wall Street Journal mentioned Baron Growth & Income Fund favorably in an article, "REITs Grow Popular as a Way to Diversify, But it Can Be Hard to Pick the Right Ones." I was quoted as a fund portfolio manager in an article that appeared in the Chicago Tribune, "A Hot Property; Popular REITs Put Investors in Real Estate Game." Some of these articles are available in reprints; if you would like copies please call or write.

SECTIONS OF THE BARON ASSET FUND ANNUAL REPORT IMMEDIATELY PRECEDING THIS LETTER ARE RELEVANT TO YOUR INVESTMENT IN BARON GROWTH & INCOME FUND

There are several topics addressed in the Baron Asset Fund letter immediately preceding this to which we would like to direct your attention. The securities discussed in the RECENT PORTFOLIO ADDITIONS and COMPANY NEWS are also owned by Baron Growth & Income Fund. We think you will find our discussion of INVESTMENT THEMES relevant as well. The Baron Asset Fund performance review section is also relevant since both funds have purchased the same securities during the past several months, albeit in different properties. The segment OTHER DEVELOPMENTS discusses our annual investment conference as well as recent articles that have appeared regarding our two Funds in the financial press.

BARON GROWTH & INCOME FUND'S ANNUAL DIVIDEND

Baron Growth & Income Fund's fiscal year ended September 30,1996. Its annual dividend will be paid on December 30. We estimate it will approximate $.27 per share. As we discussed in the Baron Asset Fund annual report, we attempt to limit our portfolio turnover and our trading expenses. We also, as a result of our long term investment orientation, attempt to defer taxable gains for our shareholders. We expect our annual dividend, in most years, to represent a relatively small portion of our Fund's appreciation.

THANK YOU FOR CHOOSING TO INVEST IN BARON GROWTH & INCOME FUND

Baron Growth & Income Fund has significant investments in small and mid-sized companies, as well as non-rated debt issued by many of the same companies. Therefore, our Fund must be considered significantly more risky than the conventional growth and income fund. However, with 30-40% of our portfolio income oriented, Baron Growth & Income Fund should be considered a great deal more conservative than most small cap mutual funds.

With this unconventional mix of fast growing small and mid-sized companies as well as income producing securities issued by many of the same companies, we are attempting to achieve 15-20% annual returns for our shareholders. There may be a substantial income component to our returns. As a result, our returns may be achieved with relatively less price variability than is normally the case with small cap mutual funds. Of course, there can be no assurance that this will be true.

We have been very fortunate during the first 23 months of our Fund's operations. Our returns have been significantly above our targeted levels for rates of return. We have not changed our targeted levels of return.

There are more than 500 growth and income mutual funds from which investors may choose if they decide to invest in this more conservative, growth oriented, mutual fund category. We are appreciative for the early and strong support provided by our fellow shareholders in Baron Growth & Income Fund. We will remain disciplined and will continue to work hard to justify your confidence and continued interest.

Sincerely,



/s/   Ronald Baron
--------------------------------
Ronald Baron
President
November 26, 1996
-------------------------------------------------------------------------------
10

-------------------------------------------------------------------------------
THE BARON FUNDS
-------------------------------------------------------------------------------

TABLE I
-------------------------------------------------------------------------------
PORTFOLIO MARKET CAPITALIZATION
-------------------------------------------------------------------------------
The Funds invest primarily in small and medium size companies. Table I ranks the Funds' investments by market capitalization and displays the percentage of the Funds' portfolios invested in each market capitalization category. At times the Funds will invest in companies with market capitalizations greater than $1.5 billion. These investments are companies that have increased in value since the Funds first invested in them and still offer attractive opportunities for further appreciation.

BARON ASSET FUND
-------------------------------------------------------------------------------

                                              Equity                  % of
Company                                     Market Cap             Portfolio
-------------------------------------------------------------------------------
                                             ('000s)
                             Large Capitalization
-------------------------------------------------------------------------------
Mirage Resorts, Inc.  ...........            4,730,144                 0.5%
Charles Schwab Corp.  ...........            4,027,116                 4.7
Circus Circus Enterprises, Inc.              3,676,853                 1.8
Globalstar Telecomm., Ltd  ......            2,884,000                 0.3
Manor Care, Inc.  ...............            2,408,063                11.2
Corrections Corp. of America  ...            2,329,781                 1.1
Robert Half Intl., Inc.  ........            2,165,818                 4.0
Mercury Finance Co.  ............            2,080,884                 2.0
                                                                   -----------
                                                                      25.6%
                            Medium Capitalization
-------------------------------------------------------------------------------
Nine West Group, Inc.  ..........            1,929,618                 0.9%
Public Storage, Inc.  ...........            1,741,785                 0.4
Olsten Corp.  ...................            1,644,877                 1.8
La Quinta Inns, Inc.  ...........            1,518,407                 0.7
Promus Hotel Corp.  .............            1,451,739                 0.2
Noble Drilling Corp.  ...........            1,431,426                 0.1
Stewart Enterprises, Inc. CL A  .            1,344,263                 2.7
Industrie Natuzzi SPA  ..........            1,322,414                 1.2
Quorum Health Group, Inc.  ......            1,203,989                 2.6
Kimco Realty Corp.  .............            1,073,916                 0.7
Dollar Tree Stores, Inc.  .......              994,994                 2.8
Vornado Realty Trust  ...........              983,988                 0.4
Highwoods Properties, Inc.  .....              957,688                 0.3
Proffitt's Inc.  ................              947,526                 0.6
Genesis Health Ventures, Inc.  ..              898,040                 2.2
Intl. CableTel, Inc.  ...........              783,767                 5.0
Heilig Meyers Co.  ..............              759,491                 1.1
DeVry, Inc.  ....................              756,301                 1.6
                                                                   -----------
                                                                      25.3%
                             Small Capitalization
-------------------------------------------------------------------------------
American Radio Systems Corp.  ...              714,306                 2.8%
Starwood Lodging Trust  .........              661,504                 0.8
Storage USA, Inc.  ..............              650,204                 0.4
Delta and Pine Land Co.  ........              612,992                 1.5
Equity Corp. Intl.  .............              609,092                 0.3
Cox Radio, Inc.  ................              598,180                 0.7

-------------------------------------------------------------------------------

                                                Equity                % of
Company                                       Market Cap           Portfolio
-------------------------------------------------------------------------------
                                               ('000s)
                       Small Capitalization (continued)
-------------------------------------------------------------------------------
Sylvan Learning Systems, Inc.  ......           583,523                0.2%
Learning Tree Intl., Inc.  ..........           527,731                1.1
Heftel Broadcasting Corp.  ..........           503,680                2.3
Palmer Wireless, Inc.  ..............           502,325                1.4
Seacor Holdings, Inc.  ..............           501,207                0.9
Stein Mart, Inc.  ...................           490,445                0.3
Smart and Final, Inc.  ..............           487,680                4.0
Wackenhut Corrections Corp.  ........           486,118                0.4
OM Group, Inc.  .....................           471,580                1.9
Petco Animal Supplies, Inc.  ........           444,638                1.1
Bristol Hotel Co.  ..................           440,987                1.0
Cross Timbers Oil Co.  ..............           429,696                2.7
Sun Communities, Inc.  ..............           424,992                0.6
Flextronics Intl. Ltd.  .............           364,943                3.0
American Mobile Satellite Corp.  ....           362,718                2.1
Alexander's, Inc.  ..................           346,319                0.8
Cellular Comm. of P.R., Inc.  .......           337,569                1.9
Vitalink Pharmacy Svcs, Inc.  .......           332,025                0.7
American Homepatient, Inc.  .........           316,106                0.5
Scandinavian Broadcasting Systems  ..           303,255                1.0
Avatar Holdings, Inc.  ..............           284,219                1.3
American Freightways Corp.  .........           276,070                0.1
Redwood Trust, Inc.  ................           272,640                0.3
Marcus Corp.  .......................           259,584                0.9
Saga Communications, Inc.  ..........           158,559                3.0
Summit Care Corp.  ..................           149,006                0.9
DVI, Inc.  ..........................           148,328                1.6
Team Rental Group, Inc.  ............           141,170                0.5
Youth Services Intl. Inc.  ..........           116,064                1.2
Pediatric Services of America, Inc.             115,089                1.0
Spacehab, Inc.  .....................            94,087                0.2
USA Truck, Inc.  ....................            84,256                0.2
                                                                   -----------
                                                                      45.6%

-------------------------------------------------------------------------------
11

-------------------------------------------------------------------------------
THE BARON FUNDS
-------------------------------------------------------------------------------

TABLE I (CONTINUED)
-------------------------------------------------------------------------------
PORTFOLIO MARKET CAPITALIZATION
-------------------------------------------------------------------------------
BARON GROWTH & INCOME FUND
-------------------------------------------------------------------------------

                                                Equity                % of
Company                                       Market Cap           Portfolio
-------------------------------------------------------------------------------
                                               ('000s)
                             Large Capitalization
-------------------------------------------------------------------------------
Franklin Resources, Inc.  ..........          5,332,498                1.6%
Mirage Resorts, Inc.  ..............          4,730,144                0.4
Charles Schwab Corp.  ..............          4,027,116                4.6
Circus Circus Enterprises, Inc.  ...          3,676,853                2.4
Manor Care, Inc.  ..................          2,408,063                7.1
Corrections Corp. of America  ......          2,329,781                1.0
Robert Half Intl., Inc.  ...........          2,165,818                2.0
Mercury Finance Co.  ...............          2,080,884                2.2
                                                                   -----------
                                                                      21.3%
                            Medium Capitalization
-------------------------------------------------------------------------------
Public Storage, Inc.  ..............          1,741,785                1.9%
Olsten Corp.  ......................          1,644,877                0.9
Leucadia National Corp.  ...........          1,447,608                1.0
Simon Debartolo Group, Inc.  .......          1,411,680                1.1
Univision Communications, Inc.  ....          1,386,465                0.4
Stewart Enterprises, Inc. CL A  ....          1,344,263                1.6
Industrie Natuzzi SPA  .............          1,322,414                1.4
Sun Intl. Hotels Ltd.  .............          1,273,614                2.1
Quorum Health Group, Inc.  .........          1,203,989                1.5
Kimco Realty Corp.  ................          1,073,916                1.7
Dollar Tree Stores, Inc.  ..........            994,994                2.2
Vornado Realty Trust  ..............            983,988                1.3
Crescent Real Estate Equities, Inc.             969,939                0.5
Highwoods Properties, Inc.  ........            957,688                1.8
Genesis Health Ventures, Inc.  .....            898,040                1.1
Beacon Properties Corp.  ...........            793,672                1.0
Intl. CableTel, Inc.  ..............            783,767                3.9
Heilig Meyers Co.  .................            759,491                0.8
DeVry, Inc.  .......................            756,301                0.8
                                                                   -----------
                                                                      27.0%
                             Small Capitalization
-------------------------------------------------------------------------------
American Radio Systems Corp.  ......            714,306                3.8%
Starwood Lodging Trust  ............            661,504                2.8
Storage USA, Inc.  .................            650,204                2.4
PMT Services, Inc.  ................            634,068                0.4
Delta and Pine Land Co.  ...........            612,992                1.6
Multicare Companies, Inc.  .........            577,289                0.8
Learning Tree Intl., Inc.  .........            527,731                0.6
Heftel Broadcasting Corp.  .........            503,680                2.5
Palmer Wireless, Inc.  .............            502,325                1.1
Smart and Final, Inc.  .............            487,680                1.4
CBL & Associates Properties, Inc.  .            480,608                1.0
OM Group, Inc.  ....................            471,580                1.6
Petco Animal Supplies, Inc.  .......            444,638                0.6
Sun Communities, Inc.  .............            424,992                2.3
Cali Realty Corp.  .................            412,387                0.8
Southern Union Co.  ................            377,208                2.5
Flextronics Intl. Ltd.  ............            367,236                2.2
American Mobile Satellite Corp.  ...            362,718                1.6

-------------------------------------------------------------------------------

                                                Equity                % of
Company                                       Market Cap           Portfolio
-------------------------------------------------------------------------------
                                               ('000s)
                       Small Capitalization (continued)
-------------------------------------------------------------------------------
Cellular Comm. Intl. Units  .........           356,407               0.5%
Alexander's, Inc.  ..................           346,319               0.5
Cellular Comm. of P.R., Inc.  .......           337,569               1.0
PHP Healthcare Corp.  ...............           313,847               1.0
Healthcare Realty Trust, Inc.  ......           306,517               0.9
Scandinavian Broadcasting Systems  ..           303,255               1.0
Avatar Holdings, Inc.  ..............           284,219               0.5
Redwood Trust, Inc.  ................           272,640               1.9
Marcus Corp.  .......................           259,584               0.8
Columbus Realty Trust  ..............           237,555               1.6
Counsel Corp.  ......................           209,595               0.5
Studio Plus Hotels, Inc.  ...........           206,712               0.7
Saga Communications, Inc.  ..........           158,559               2.3
Western Staffing Services, Inc.  ....           156,825               0.4
Summit Care Corp.  ..................           149,006               0.5
DVI, Inc.  ..........................           148,328               1.1
Youth Services Intl., Inc.  .........           116,064               1.0
Pediatric Services of America, Inc.             115,089               0.9
Medallion Financial Corp.  ..........           108,750               2.0
Golden Bear Golf, Inc.  .............           108,230               0.2
Spacehab, Inc.  .....................            94,087               0.2
Rockford Industries, Inc.  ..........            70,760               0.2
                                                                   -----------
                                                                     49.7%

TABLE II
-------------------------------------------------------------------------------
PORTFOLIO RISK CHARACTERISTICS
-------------------------------------------------------------------------------
The Funds are diversified not only by industry, but also by external factors that might impact the companies in which they invest. Table II displays some of the risk factors that are currently being monitored and the percentage of portfolio considered exposed to these factors. Some companies may fall into more than one category. The Funds use this tool to balance the portfolios by risk factors with the aim of below-average volatility.

                                          Baron Asset           Baron Growth
                                             Fund              & Income Fund
-------------------------------------------------------------------------------
                                             % of                   % of
                                           Portfolio             Portfolio
-------------------------------------------------------------------------------
Oil Price Sensitivity  ..........            28.4%                  26.6%
Leverage (Debt (greater than)
  40% of Market Cap) ............            18.9                   22.7
Foreign Sales Dependent (Sales
  (greater than) 10%) ...........            10.0                    8.4
Volatility (Beta  (greater than)
  1.2)  .........................             5.6                    6.6
Over-the-Counter Securities  ....            41.2                   35.1
Newly-Issued Securities
   (Publicly owned for (less than)
   3 years) .....................            30.1                   44.5
   (Publicly owned for (less than)
   1 year).......................             3.0                    3.8
Turnarounds  ....................             2.3                    1.3
Development Companies  ..........             9.2                    7.0

-------------------------------------------------------------------------------
12

-------------------------------------------------------------------------------
THE BARON FUNDS
-------------------------------------------------------------------------------

TABLE III
-------------------------------------------------------------------------------
HISTORICAL INFORMATION
-------------------------------------------------------------------------------
Table III displays on a quarterly basis the Funds' closing net assets and net asset value per share, dividend distributions and the value of $10,000 invested in a Fund at the time of its inception.
-------------------------------------------------------------------------------
Baron Asset Fund
-------------------------------------------------------------------------------

                                                             Value of Shares
                                 Net Asset                  Owned, if Initial
                                   Value                        Investment
    Date      Fund Net Assets    Per Share     Dividends       was $10,000*
-------------------------------------------------------------------------------
06/12/87       $    108,728       $10.00                         $10,000
-------------------------------------------------------------------------------
06/30/87          1,437,521        10.71                          10,710
-------------------------------------------------------------------------------
09/30/87          3,905,221        11.95                          11,950
-------------------------------------------------------------------------------
12/31/87          4,406,972        10.10         $0.197           10,298
-------------------------------------------------------------------------------
03/31/88          6,939,435        11.56                          11,786
-------------------------------------------------------------------------------
06/30/88          9,801,677        12.68                          12,928
-------------------------------------------------------------------------------
09/30/88         11,734,509        12.98                          13,234
-------------------------------------------------------------------------------
12/31/88         15,112,031        12.87          0.701           13,843
-------------------------------------------------------------------------------
03/31/89         22,269,578        14.75                          15,864
-------------------------------------------------------------------------------
06/30/89         31,397,929        16.06                          17,273
-------------------------------------------------------------------------------
09/30/89         47,658,616        17.22                          18,521
-------------------------------------------------------------------------------
12/31/89         49,007,084        14.66          1.409           17,299
-------------------------------------------------------------------------------
03/31/90         50,837,946        13.87                          16,367
-------------------------------------------------------------------------------
06/30/90         54,413,786        14.32                          16,898
-------------------------------------------------------------------------------
09/30/90         40,002,612        10.88                          12,838
-------------------------------------------------------------------------------
12/31/90         42,376,625        11.75          0.198           14,100
-------------------------------------------------------------------------------
03/31/91         47,104,889        13.88                          16,656
-------------------------------------------------------------------------------
06/30/91         45,600,730        13.81                          16,572
-------------------------------------------------------------------------------
09/30/91         47,409,180        14.80                          17,760
-------------------------------------------------------------------------------
12/31/91         46,305,042        15.71          0.035           18,895
-------------------------------------------------------------------------------
03/31/92         48,011,634        16.72                          20,109
-------------------------------------------------------------------------------
06/30/92         42,289,409        15.28                          18,377
-------------------------------------------------------------------------------
09/30/92         43,816,305        16.20                          19,484
-------------------------------------------------------------------------------
12/31/92         47,955,530        17.73          0.162           21,522
-------------------------------------------------------------------------------
03/31/93         50,015,244        18.82                          22,845
-------------------------------------------------------------------------------
06/30/93         52,432,090        19.70                          23,912
-------------------------------------------------------------------------------
09/30/93         59,916,570        21.91                          26,595
-------------------------------------------------------------------------------
12/31/93         64,069,114        21.11          0.774           26,576
-------------------------------------------------------------------------------
03/31/94         63,099,109        20.69                          26,047
-------------------------------------------------------------------------------
06/30/94         68,880,300        20.40                          25,682
-------------------------------------------------------------------------------
09/30/94         80,258,542        22.82                          28,728
-------------------------------------------------------------------------------
12/31/94         87,058,228        22.01          0.656           28,547
-------------------------------------------------------------------------------
03/31/95        160,603,528        24.29                          31,505
-------------------------------------------------------------------------------
06/30/95        202,259,502        25.79                          33,450
-------------------------------------------------------------------------------
09/30/95        289,973,331        29.30                          38,003
-------------------------------------------------------------------------------
12/31/95        353,095,409        29.74         0.034            38,618
-------------------------------------------------------------------------------
03/31/96        638,297,904        34.14                          44,332
-------------------------------------------------------------------------------
06/30/96      1,124,647,802        36.65                          47,591
-------------------------------------------------------------------------------
09/30/96      1,166,057,654        35.50                          46,098
-------------------------------------------------------------------------------

* Assumes all dividends were reinvested and no shares were redeemed.

-------------------------------------------------------------------------------
Baron Growth & Income Fund
-------------------------------------------------------------------------------

                                                             Value of Shares
                                 Net Asset                  Owned, if Initial
                                   Value                        Investment
     Date      Fund Net Assets    Per Share     Dividends       was $10,000*
-------------------------------------------------------------------------------
01/03/95       $    741,000       $10.00                         $10,000
-------------------------------------------------------------------------------
03/31/95          3,425,507        11.78                          11,780
-------------------------------------------------------------------------------
06/30/95          7,231,619        13.18                          13,180
-------------------------------------------------------------------------------
09/30/95         28,632,467        14.77                          14,770
-------------------------------------------------------------------------------
12/31/95         41,043,705        15.11         0.142            15,254
-------------------------------------------------------------------------------
03/31/96         77,337,831        16.90                          17,061
-------------------------------------------------------------------------------
06/30/96        172,070,435        18.20                          18,373
-------------------------------------------------------------------------------
09/30/96        207,234,494        18.40                          18,575
-------------------------------------------------------------------------------

* Assumes all dividends were reinvested and no shares were redeemed.

-------------------------------------------------------------------------------
Performance Information
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
BARON ASSET FUND'S AVERAGE ANNUAL RETURN
-------------------------------------------------------------------------------

                       Period ended September 30, 1996
One year                                                                21.3%
-------------------------------------------------------------------------------
Two years                                                               26.7%
-------------------------------------------------------------------------------
Three years                                                             20.1%
-------------------------------------------------------------------------------
Four years                                                              24.0%
-------------------------------------------------------------------------------
Five years                                                              21.0%
-------------------------------------------------------------------------------
Since inception June 12, 1987                                           17.8%
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
BARON GROWTH & INCOME FUND'S AVERAGE ANNUAL RETURN
-------------------------------------------------------------------------------

                       Period ended September 30, 1996
One year                                                                25.8%
-------------------------------------------------------------------------------
Since inception January 3, 1995                                         42.5%
-------------------------------------------------------------------------------

The performance data represents past performance. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their cost. For more complete information about The Baron Funds including charges and expenses, call or write for a prospectus. Read it carefully before you invest or send money. This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of The Baron Funds unless accompanied or preceded by the Funds' current prospectus.
-------------------------------------------------------------------------------
13

-------------------------------------------------------------------------------
THE BARON FUNDS
-------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
-------------------------------------------------------------------------------
September 30, 1996

 Shares or                                            Market
Principal Amount                                       Value            %(1)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Common Stocks
-------------------------------------------------------------------------------
Amusement and Recreation Services
  420,000 Bristol Hotel Co.*  ...............       $ 11,182,500          1.0%
  600,000 Circus Circus Enterprises, Inc.*  .         21,225,000          1.8
  400,000 La Quinta Inns, Inc.  .............          7,800,000          0.7
  432,500 Marcus Corp.  .....................         10,380,000          0.9
  250,000 Mirage Resorts, Inc.*  ............          6,406,250          0.5
   80,000 Promus Hotel Corp.*  ..............          2,260,000          0.2
                                                    -------------        ------
                                                      59,253,750          5.1
Business Services
  112,000 Equity Corp. Intl.*  ..............          3,556,000          0.3
  837,000 Olsten Corp.  .....................         20,820,375          1.8
1,250,000 Robert Half Intl., Inc.*  .........         46,093,750          4.0
  944,250 Stewart Enterprises, Inc. CL A  ...         31,868,437          2.7
  305,000 Team Rental Group, Inc.*  .........          5,795,000          0.5
                                                    -------------        ------
                                                     108,133,562          9.3
Chemical
  572,000 OM Group, Inc.  ...................         21,736,000          1.9
Communications
1,660,000 American Mobile Satellite Corp.*  .         24,070,000          2.1
  870,000 Cellular Comm. of P.R., Inc.*  ....         22,185,000          1.9
   80,000 Globalstar Telecomm., Ltd*  .......          4,120,000          0.3
  900,000 Intl. CableTel, Inc.*  ............         23,062,500          2.0
  935,000 Palmer Wireless, Inc.*  ...........         16,537,812          1.4
                                                    -------------        ------
                                                      89,975,312          7.7
Education
  400,000 DeVry, Inc.*  .....................         18,200,000          1.6
  350,000 Learning Tree Intl., Inc.*  .......         12,950,000          1.1
   55,000 Sylvan Learning Systems, Inc.*  ...          2,255,000          0.2
                                                    -------------        ------
                                                      33,405,000          2.9
Energy
1,325,000 Cross Timbers Oil Co.  ............         31,800,000          2.7
  100,000 Noble Drilling Corp.*  ............          1,512,500          0.1
  195,000 Seacor Holdings, Inc.*  ...........          9,896,250          0.9
                                                    -------------        ------
                                                      43,208,750          3.7
Financial
2,395,000 Charles Schwab Corp.  .............         55,085,000          4.7
1,305,000 DVI, Inc.*  .......................         18,596,250          1.6
1,950,200 Mercury Finance Co.  ..............         23,402,400          2.0
                                                    -------------        ------
                                                      97,083,650          8.3
Food and  Agriculture
  580,000 Delta and Pine Land Co.  ..........         16,965,000          1.5
Government Services
  421,000 Corrections Corp. of America*  ....         13,156,250          1.1
  200,000 Spacehab, Inc.*  ..................          1,700,000          0.2
  213,000 Wackenhut Corrections Corp.*  .....          4,739,250          0.4
  588,750 Youth Services Intl., Inc.*  ......          8,168,906          0.7
                                                    -------------        ------
                                                      27,764,406          2.4
Health Services
  252,500 American Homepatient, Inc.*  ......          5,618,125          0.5
  895,000 Genesis Health Ventures, Inc.*  ...         25,171,875          2.2
3,400,000 Manor Care, Inc.  .................        130,475,000         11.2
  634,000 Pediatric Services of America,
  Inc.* . ...................................         11,729,000          1.0
1,218,500 Quorum Health Group, Inc.*  .......         30,157,875          2.6
  483,000 Summit Care Corp.*  ...............         10,626,000          0.9
  360,000 Vitalink Pharmacy Svcs, Inc.*  ....          8,550,000          0.7
                                                    -------------        ------
                                                     222,327,875         19.1
Manufacturing
1,270,000 Flextronics Intl. Ltd.*  ..........         35,083,750          3.0

Media and Entertainment
  600,000 American Radio Systems Corp.*  ....         22,350,000          1.9
  390,000 Cox Radio, Inc.*  .................          8,580,000          0.7
  615,000 Heftel Broadcasting Corp.*  .......         26,829,375          2.3
1,560,300 Saga Communications, Inc.*  .......         34,911,713          3.0
                                                    -------------        ------
                                                      92,671,088          7.9

-------------------------------------------------------------------------------
September 30, 1996

Shares or                                               Market
Principal Amount                                         Value          %(1)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Common Stocks (Continued)
-------------------------------------------------------------------------------
Real Estate & REIT's
  136,500 Alexander's, Inc.*  .....................   $    9,452,625      0.8%
  480,000 Avatar Holdings, Inc.*  .................       15,000,000      1.3
  125,700 Highwoods Properties, Inc.  .............        3,818,138      0.3
  250,000 Kimco Realty Corp.  .....................        7,437,500      0.7
  200,000 Public Storage, Inc.  ...................        4,525,000      0.4
  115,000 Redwood Trust, Inc.  ....................        3,680,000      0.3
  215,000 Starwood Lodging Trust  .................        9,003,125      0.8
  140,000 Storage USA, Inc.  ......................        4,655,000      0.4
  250,000 Sun Communities, Inc.  ..................        7,125,000      0.6
  125,000 Vornado Realty Trust  ...................        5,062,500      0.4
                                                      --------------    -------
                                                          69,758,888      6.0
Retail Trade & Restaurants
  850,000 Dollar Tree Stores, Inc.*  ..............       32,725,000      2.8
  800,000 Heilig Meyers Co.  ......................       12,500,000      1.1
  200,000 Nine West Group, Inc.*  .................       10,850,000      0.9
  500,000 Petco Animal Supplies, Inc.*  ...........       13,625,000      1.1
  170,000 Proffitt's Inc.*  .......................        6,715,000      0.6
1,940,000 Smart and Final, Inc.  ..................       46,560,000      4.0
  145,000 Stein Mart, Inc.*  ......................        3,208,125      0.3
                                                      --------------    -------
                                                         126,183,125     10.8
Transportation
  200,000 American Freightways Corp.*  ............        1,775,000      0.1
  235,000 USA Truck, Inc.*  .......................        2,085,625      0.2
                                                      --------------    -------
                                                           3,860,625      0.3
Wholesale Trade
  310,000 Industrie Natuzzi SPA  ..................       14,415,000      1.2
Miscellaneous  ....................................       10,549,507      0.9
                                                      --------------    -------
Total Common Stocks
 (Cost $901,699,988)  .............................    1,072,375,288     92.0
                                                      --------------    -------

-------------------------------------------------------------------------------
Convertible Preferred
-------------------------------------------------------------------------------
Media and Entertainment
  200,000 American Radio Systems Corp.
          7% Conv.  ...............................       10,800,000      0.9
 (Cost $10,000,000)

-------------------------------------------------------------------------------
Corporate Bonds
-------------------------------------------------------------------------------
Communications
$20,500,000 Intl. CableTel, Inc. 7.25% Conv. Sub.
            Notes 04/15/2005  .....................       22,447,500      1.9
 14,000,000 Intl. CableTel, Inc. 7.0% Conv. Sub.
            Notes 06/15/2008  .....................       12,810,000      1.1
 11,000,000 Scandinavian Broadcasting Systems
            7.25% Sub. Deb. Conv. 8/01/2005  ......       11,110,000      1.0
                                                      --------------    -------
                                                          46,367,500      4.0
Government Services
 5,000,000 Youth Services Intl. Inc. 7.00% Conv.
           Sub. Deb. 02/01/2006  ..................        5,825,000      0.5
                                                      --------------    -------
Total Corporate Bonds
 (Cost $52,306,522)  ..............................       52,192,500      4.5
                                                      --------------    -------
-------------------------------------------------------------------------------
Short Term Money Market Instrument
-------------------------------------------------------------------------------
42,135,000 Prudential Funding Corp., 5.7%
           Due 10/01/96  ..........................       42,135,000      3.6
                                                      --------------    -------
 (Cost $42,135,000)
Total Investments
 (Cost $1,006,141,510**)  .........................    1,177,502,788    101.0
Liabilities Less Cash and Other Assets  ...........      (11,445,134)    (1.0)
                                                      --------------    -------
Net Assets (Equivalent to $35.50 per share based
  on 32,842,555 shares of beneficial interest
  outstanding) ....................................   $1,166,057,654    100.0%
                                                      ==============    =======

------
(1) Percentage of Net Assets
 * Non-income producing security
** For Federal income tax purposes the cost basis is $1,006,233,514.
   Aggregate unrealized appreciation and depreciation of investments are $213,586,597 and $42,317,323, respectively.
-------------------------------------------------------------------------------
14

-------------------------------------------------------------------------------
BARON GROWTH & INCOME FUND
-------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
-------------------------------------------------------------------------------
September 30, 1996

 Shares or                                            Market
Principal Amount                                       Value            %(1)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Common Stocks
-------------------------------------------------------------------------------
Amusement and Recreation Services
  140,000 Circus Circus Enterprises, Inc.*  .        $ 4,952,500          2.4%
   20,000 Golden Bear Golf, Inc.*  ..........            395,000          0.2
   75,000 Marcus Corp.  .....................          1,800,000          0.8
   30,000 Mirage Resorts, Inc.*  ............            768,750          0.4
   90,000 Studio Plus Hotels, Inc.*  ........          1,485,000          0.7
   85,000 Sun Intl. Hotels Ltd.*  ...........          4,356,250          2.1
                                                     ------------        ------
                                                      13,757,500          6.6
Business Services
   75,000 Olsten Corp.  .....................          1,865,625          0.9
   40,000 PMT Services, Inc.*  ..............            810,000          0.4
  110,000 Robert Half Intl., Inc.*  .........          4,056,250          2.0
  100,000 Stewart Enterprises, Inc. CL A  ...          3,375,000          1.6
   60,000 Western Staffing Services, Inc.*  .            907,500          0.4
                                                     ------------        ------
                                                      11,014,375          5.3
Chemical
   85,000 OM Group, Inc.  ...................          3,230,000          1.6
Communications
  230,000 American Mobile Satellite Corp.*  .          3,335,000          1.6
   80,000 Cellular Comm. of P.R., Inc.*  ....          2,040,000          1.0
  150,000 Intl. CableTel, Inc.*  ............          3,843,750          1.9
  135,000 Palmer Wireless, Inc.*  ...........          2,387,813          1.1
                                                     ------------        ------
                                                      11,606,563          5.6
Education
   36,000 DeVry, Inc.*  .....................          1,638,000          0.8
   34,000 Learning Tree Intl., Inc.*  .......          1,258,000          0.6
                                                     ------------        ------
                                                       2,896,000          1.4
Financial
  418,000 Charles Schwab Corp.  .............          9,614,000          4.6
  160,000 DVI, Inc.*  .......................          2,280,000          1.1
   50,000 Franklin Resources, Inc.  .........          3,318,750          1.6
  285,000 Medallion Financial Corp.*  .......          4,132,500          2.0
  375,000 Mercury Finance Co.  ..............          4,500,000          2.2
   29,000 Rockford Industries, Inc.*  .......            500,250          0.2
                                                     ------------        ------
                                                      24,345,500         11.7
Food and  Agriculture
  110,000 Delta and Pine Land Co.  ..........          3,217,500          1.6
Government Services
   65,000 Corrections Corp. of America*  ....          2,031,250          1.0
   54,000 Spacehab, Inc.*  ..................            459,000          0.2
   65,000 Youth Services Intl., Inc.*  ......            901,875          0.4
                                                     ------------        ------
                                                       3,392,125          1.6
Health Services
  100,000 Counsel Corp.*  ...................          1,087,500          0.5
   80,000 Genesis Health Ventures, Inc.*  ...          2,250,000          1.1
  385,000 Manor Care, Inc.  .................         14,774,375          7.1
   80,000 Multicare Companies, Inc.*  .......          1,740,000          0.8
  105,000 Pediatric Services of America,
          Inc.* .............................          1,942,500          0.9
   70,000 PHP Healthcare Corp.*  ............          2,003,750          1.0
  125,000 Quorum Health Group, Inc.*  .......          3,093,750          1.5
   45,000 Summit Care Corp.*  ...............            990,000          0.5
                                                     ------------        ------
                                                      27,881,875         13.4
Manufacturing
  165,000 Flextronics Intl. Ltd.*  ..........          4,558,125          2.2
Media and Entertainment
  140,000 American Radio Systems Corp.*  ....          5,215,000          2.5
  120,000 Heftel Broadcasting Corp.*  .......          5,235,000          2.5
  210,000 Saga Communications, Inc.*  .......          4,698,750          2.3
   25,000 Univision Communications, Inc.*  ..            837,500          0.4
                                                     ------------        ------
                                                      15,986,250          7.7

Real Estate & REIT's
   16,000 Alexander's, Inc.*  ...............          1,108,000          0.5
   30,000 Avatar Holdings, Inc.*  ...........            937,500          0.5
   70,000 Beacon Properties Corp.  ..........          2,030,000          1.0
   60,000 Cali Realty Corp.  ................          1,627,500          0.8
   90,000 CBL & Associates Properties, Inc.            2,070,000          1.0
  160,000 Columbus Realty Trust  ............          3,260,000          1.6
   25,000 Crescent Real Estate Equities,
          Inc. ..............................          1,028,125          0.5
   80,000 Healthcare Realty Trust, Inc.  ....          1,890,000          0.9
  125,000 Highwoods Properties, Inc.  .......          3,796,875          1.8
  120,000 Kimco Realty Corp.  ...............          3,570,000          1.7
  170,000 Public Storage, Inc.  .............          3,846,250          1.9

-------------------------------------------------------------------------------
September 30, 1996

Shares or                                               Market
Principal Amount                                         Value          %(1)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Common Stocks (Continued)
-------------------------------------------------------------------------------
  125,000 Redwood Trust, Inc.  ....................    $  4,000,000       1.9%
   85,000 Simon Debartolo Group, Inc.  ............       2,167,500       1.1
  140,000 Starwood Lodging Trust  .................       5,862,500       2.8
  150,000 Storage USA, Inc.  ......................       4,987,500       2.4
  170,000 Sun Communities, Inc.  ..................       4,845,000       2.3
   66,500 Vornado Realty Trust  ...................       2,693,250       1.3
                                                      --------------    -------
                                                         49,720,000      24.0
Retail Trade & Restaurants
  120,000 Dollar Tree Stores, Inc.*  ..............       4,620,000       2.2
  100,000 Heilig Meyers Co.  ......................       1,562,500       0.8
   45,000 Petco Animal Supplies, Inc.*  ...........       1,226,250       0.6
  120,000 Smart and Final, Inc.  ..................       2,880,000       1.4
                                                      --------------    -------
                                                         10,288,750       5.0
Utility Services
  220,000 Southern Union Co.*  ....................       5,115,000       2.5
Wholesale Trade
   60,000 Industrie Natuzzi SPA  ..................       2,790,000       1.4
                                                      --------------    -------
Total Common Stocks
 (Cost $171,370,089)  .............................     189,799,563      91.6
                                                      --------------    -------

-------------------------------------------------------------------------------
Convertible Preferred
-------------------------------------------------------------------------------
Media and Entertainment
   50,000 American Radio Systems Corp.
          7% Conv.  ...............................       2,700,000       1.3
 (Cost $2,500,000)

-------------------------------------------------------------------------------
Corporate Bonds
-------------------------------------------------------------------------------
Communications
 $1,800,000 Cellular Comm. Intl. Units
            1 Unit = $1000 Zero Coupon Sr. Disc.
            Notes 8/15/2000 and 1
            Warrant  ..............................       1,170,000       0.5
  2,000,000 Intl. CableTel, Inc. 7.25% Conv. Sub.
            Notes 4/15/2005  ......................       2,190,000       1.1
  2,000,000 Intl. CableTel, Inc. 7.0% Conv. Sub.
            Notes 6/15/2008  ......................       1,830,000       0.9
  2,000,000 Scandinavian Broadcasting Systems
            7.25% Sub. Deb. Conv. 8/01/2005  ......       2,020,000       1.0
                                                      --------------    -------
                                                          7,210,000       3.5
Financial
  2,000,000 Leucadia National Corp. 5.25% Sub.
            Deb. Conv. Due 02/01/2003  ............       2,020,000       1.0
Government Services
  1,200,000 Youth Services Intl. Inc. 7.0% Conv.
            Sub. Deb. 02/01/2006  .................       1,398,000       0.6
Real Estate & REITs
     36,800 Avatar Holdings, Inc. 8.0%
            Sr. Deb. 10/01/2000  ..................          33,212       0.0
                                                      --------------    -------
Total Corporate Bonds
 (Cost $10,740,554)  ..............................      10,661,212       5.1
                                                      --------------    -------
-------------------------------------------------------------------------------
Short Term Money Market Instrument
-------------------------------------------------------------------------------
  7,792,000 Prudential Funding Corp., 5.7% due
            10/01/96  .............................       7,792,000       3.8
                                                      --------------    -------
 (Cost $7,792,000)
Total Investments
 (Cost $192,402,643**)  ...........................     210,952,775     101.8
Liabilities Less Cash and Other Assets  ...........      (3,718,281)     (1.8)
                                                     --------------    -------
Net Assets (Equivalent to $18.40 per share based
  on 11,261,852 shares of beneficial interest
  outstanding) ....................................    $207,234,494     100.0%
                                                     ==============    =======

------
(1) Percentage of Net Assets
 * Non-income producing security
** For Federal income tax purposes the cost basis is $192,396,828. Aggregate unrealized appreciation and depreciation of investments are $24,082,169 and $5,526,222, respectively.
-------------------------------------------------------------------------------
15

-------------------------------------------------------------------------------
THE BARON FUNDS
-------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES
-----------------------------------------------------------------------------
September 30, 1996

                                                                              BARON ASSET      BARON GROWTH
                                                                                  FUND         & INCOME FUND
                                                                             --------------   ---------------
Assets:
   Investments in securities, at value (Cost $1,006,141,510 and
     $192,402,643, respectively)  ........................................$1,177,502,788      $210,952,775
   Cash ..................................................................             0            11,801
   Dividends and interest receivable .....................................     1,615,613           494,456
   Receivable for securities sold ........................................     5,683,250                 0
   Receivable for shares sold ............................................       284,573           174,294
   Unamortized organization costs (Note 1) ...............................             0            21,367
   Prepaid expenses ......................................................        33,117                 0
                                                                          --------------   ---------------
                                                                           1,185,119,341       211,654,693
                                                                          --------------   ---------------
Liabilities:
   Payable for securities purchased ......................................    18,580,341         4,293,970
   Accrued organization costs (Note 1) ...................................             0            21,367
   Accrued expenses and other payables (Note 3) ..........................       481,346           104,862
                                                                          --------------   ---------------
                                                                              19,061,687         4,420,199
                                                                          --------------   ---------------
Net Assets  ..............................................................$1,166,057,654      $207,234,494
                                                                          ==============   ===============
Net Assets consist of:
   Par value .............................................................$      328,425      $    112,618
   Paid-in capital in excess of par value ................................   993,059,966       185,360,385
   Undistributed net investment income ...................................             0         1,147,402
   Undistributed net realized gains ......................................     1,307,985         2,063,957
   Net unrealized appreciation on investments ............................   171,361,278        18,550,132
                                                                          --------------   ---------------
Net Assets  ..............................................................$1,166,057,654      $207,234,494
                                                                          ==============   ===============
Shares of Beneficial Interest Outstanding
   ($.01 par value; indefinite shares authorized) ........................    32,842,555        11,261,852
                                                                          ==============   ===============
Net Asset Value Per Share  ...............................................$        35.50      $      18.40
                                                                          ==============   ===============

STATEMENTS OF OPERATIONS
-----------------------------------------------------------------------------
For the year ended September 30, 1996

                                                          BARON ASSET     BARON GROWTH
                                                             FUND         & INCOME FUND
                                                         -------------   ---------------
Investment income:
   Income:
     Interest  .......................................    $ 4,676,691      $   928,767
     Dividends  ......................................      3,064,729        1,803,242
                                                         -------------   ---------------
     Total income  ...................................      7,741,420        2,732,009
                                                         -------------   ---------------
   Expenses:
     Investment advisory fees (Note 3)  ..............      6,923,899          994,621
     Distribution fees (Note 3)  .....................      1,730,975          248,655
     Custodian fees  .................................        121,126           54,531
     Shareholder servicing agent fees  ...............        234,530           54,466
     Amortization of organization costs (Note 1)  ....              0            6,575
     Registration and filing fees  ...................        426,727          128,611
     Trustee fees  ...................................         50,368            6,839
     Professional fees  ..............................         37,657           17,351
     Reports to shareholders  ........................        188,687           24,005
     Insurance  ......................................         11,681            1,584
     Miscellaneous  ..................................         33,723            1,940
                                                         -------------   ---------------
     Total expenses  .................................      9,759,373        1,539,178
     Custodian fees paid indirectly  .................              0           (5,252)
     Net expenses  ...................................      9,759,373        1,533,926
                                                         -------------   ---------------
     Net investment income (loss)  ...................     (2,017,953)       1,198,083
                                                         -------------   ---------------
Realized and unrealized gain on investments:
   Net realized gain on investments sold .............      3,537,309        2,050,709
   Change in net unrealized appreciation of
     investments  ....................................     95,636,324       16,132,008
                                                         -------------   ---------------
     Net gain on investments  ........................     99,173,633       18,182,717
                                                         -------------   ---------------
     Net increase in net assets resulting from
        operations ...................................    $97,155,680      $19,380,800
                                                         =============   ===============

See Notes to Financial Statements.
-------------------------------------------------------------------------------
16

-------------------------------------------------------------------------------
THE BARON FUNDS
-------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
-----------------------------------------------------------------------------
September 30, 1996

                                                              BARON ASSET FUND                BARON GROWTH & INCOME FUND
                                                     ---------------------------------   -------------------------------------
                                                                                                             For the Period
                                                         For the           For the           For the         January 3, 1995
                                                        Year Ended       Year Ended         Year Ended      (Commencement of
                                                      September 30,     September 30,     September 30,      Operations) to
                                                           1996             1995               1996        September 30, 1995
                                                      --------------   ---------------    ---------------   ------------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
     Net investment income (loss)  ................   ($   2,017,953)  ($    851,738)      $  1,198,083        $    69,347
     Net realized gain on investments sold  .......        3,537,309         149,491          2,050,709            271,446
     Net change in unrealized appreciation on
        investments ...............................       95,636,324      54,335,827         16,132,008          2,418,124
                                                      --------------   ---------------    ---------------   ------------------
          Increase in net assets resulting from
             operations ...........................       97,155,680      53,633,580         19,380,800          2,758,917
                                                      --------------   ---------------    ---------------   ------------------
Dividends to shareholders from:
     Net investment income  .......................                0               0            (98,552)                 0
     Net realized gain on investments  ............         (399,312)     (2,514,282)          (279,674)                 0
                                                      --------------   ---------------    ---------------   ------------------
                                                            (399,312)     (2,514,282)          (378,226)                 0
                                                      --------------   ---------------    ---------------   ------------------
Capital share transactions:
     Proceeds from the sale of shares  ............    1,084,282,947     219,118,186        203,114,578         27,921,323
     Net asset value of shares issued in
        reinvestment of dividends .................          386,670       2,410,279            368,158
     Cost of shares redeemed  .....................     (305,341,662)    (62,932,974)       (43,883,283)        (2,047,773)
                                                      --------------   ---------------    ---------------   ------------------
          Increase in net assets derived from
             capital share transactions ...........      779,327,955     158,595,491        159,599,453         25,873,550
                                                      --------------   ---------------    ---------------   ------------------
     Net increase in net assets  ..................      876,084,323     209,714,789        178,602,027         28,632,467
Net assets:
     Beginning of period  .........................      289,973,331      80,258,542         28,632,467                  0
                                                      --------------   ---------------    ---------------   ------------------
     End of period  ...............................   $1,166,057,654    $289,973,331       $207,234,494        $28,632,467
                                                      ==============   ===============    ===============   ==================
Undistributed net investment income at end of year    $            0    $          0       $  1,168,878        $    69,347
                                                      ==============   ===============    ===============   ==================
Shares of Beneficial Interest:
     Shares sold  .................................       32,101,812       8,798,265         11,899,055          2,094,005
     Shares issued in reinvestment of dividends  ..           13,224         111,227             24,692                  0
     Shares redeemed  .............................       (9,168,078)     (2,531,541)        (2,600,496)          (155,404)
                                                      --------------   ---------------    ---------------   ------------------
     Net increase  ................................       22,946,958       6,377,951          9,323,251          1,938,601
                                                      ==============   ===============    ===============   ==================

See Notes to Financial Statements.
-------------------------------------------------------------------------------
17

-------------------------------------------------------------------------------
THE BARON FUNDS
-------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
-----------------------------------------------------------------------------

(1) SIGNIFICANT ACCOUNTING POLICIES

Baron Asset Fund (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company established as a Massachusetts business trust on February 19, 1987. The Trust currently offers two series (individually a "Fund" and collectively the "Funds"): Baron Asset Fund, started in June of 1987, and Baron Growth & Income Fund, started in January of 1995. The following is a summary of significant accounting policies followed by the Funds. The policies are in conformity with generally accepted accounting principles.

(a) Security Valuation. Portfolio securities traded on any national stock exchange or quoted on the NASDAQ National Market System are valued on the basis of the last sale price on the date of valuation or, in the absence of any sale on that date, the last sale price on the date the security last traded. Other securities are valued at the mean of the most recent bid and asked prices if market quotations are readily available. Where market quotations are not readily available the securities are valued at their fair value as determined in good faith by the Board of Trustees, although the actual calculations may be done by others. Money market instruments held by the Funds with a remaining maturity of sixty days or less are valued at amortized cost, which approximates value.

(b) Securities Transactions and Investment Income. Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on an identified cost basis for financial reporting and Federal income tax purposes. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

(c) Federal Income Taxes. Each Fund of the Trust is treated as a separate entity for Federal income tax purposes. It is the policy of each Fund to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended, and to distribute all of its taxable income, including net realized capital gains, if any, to its shareholders. No federal income tax provision is therefore required.

(d) Expense Allocation. Expenses directly attributed to a Fund are charged to that Fund's operations; expenses which are applicable to both Funds are allocated on a basis deemed fair and equitable by the Trustees, usually on the basis of average net assets.

(e) Organization Costs. Costs incurred in connection with the organization and initial registration of Baron Growth & Income Fund have been deferred and are being amortized on a straight-line basis over a five-year period. Baron Capital, Inc. ("BCI"), a wholly-owned subsidiary of Baron Capital Group, Inc. ("BCG"), agreed to make advances for organization expenses incurred and will be reimbursed as the costs are amortized.

(f) Distributions. Income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for net operating losses. During the year ended September 30, 1996, Baron Asset Fund reclassified a net operating loss of $1,978,696 to undistributed net realized gains and $39,257 to paid-in capital and Baron Growth & Income Fund reclassified a return of capital primarily due to dividends received of $21,476 to undistributed net realized gains.

(2) PURCHASES AND SALES OF SECURITIES

   During the year ended September 30, 1996, purchases and sales of securities, other than short term securities, aggregated $880,566,201 and $127,379,025, respectively, for Baron Asset Fund, and $195,806,664 and $39,450,459, respectively, for Baron Growth & Income Fund.

(3) INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

(a) Investment Advisory Fees. BAMCO, Inc. (the "Adviser"), a wholly owned subsidiary of BCG serves as investment adviser to the Funds. As compensation for services rendered, the Adviser receives a fee payable monthly from the assets of the Funds equal to 1% per annum of each Fund's average daily net asset value. The Adviser has agreed that if the expenses (exclusive of interest, taxes, brokerage, extraordinary expenses and amounts paid by the Funds under the plan of distribution) of either Fund in any fiscal year exceed the limits prescribed by any state in
-------------------------------------------------------------------------------
18

-------------------------------------------------------------------------------
THE BARON FUNDS
-------------------------------------------------------------------------------

which that Fund's shares are qualified for sale, the Adviser will reduce its fee by the amount of any such excess, up to the amount of the Adviser's fee. The Trustees do not anticipate that the expenses will exceed 2.0% of the first $100 million and 1.5% of the remainder in excess of $100 million of each Fund.

(b) Distribution Fees. BCI is a registered broker dealer and the distributor of the shares of the Funds pursuant to a distribution plan under Rule 12b-1 of the 1940 Act. The distribution plan authorizes the Funds to pay BCI a distribution fee equal on an annual basis to 0.25% of the Funds' average daily net assets.

Brokerage transactions for the Funds may be effected by or through BCI. During the year ended September 30, 1996, BCI earned $1,127,921 in brokerage commissions from Baron Asset Fund, and $255,643 from Baron Growth & Income Fund.

(c) Trustee Fees. Certain Trustees of the Trust may be deemed to be affiliated with or interested persons (as defined by the 1940 Act) of the Funds' Adviser or of BCI. None of the Trustees so affiliated received compensation for services as a Trustee of the Trust. None of the Funds' officers received compensation from the Funds.

(4) FINANCIAL HIGHLIGHTS

BARON ASSET FUND
SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH
PERIOD:

                                                             Year Ended September 30,
                                                 1996        1995       1994       1993        1992
                                              ----------   --------    --------   --------   --------
Net asset value, beginning of year  .......   $   29.30    $ 22.82     $21.91     $ 16.20     $14.80
                                              ----------   --------    --------   --------   --------
Income from investment operations
Net investment income (loss)  .............       (0.06)     (0.09)     (0.14)      (0.13)     (0.08)
Net realized and unrealized gains (losses)
  on investments ..........................        6.29       7.23       1.82        6.00       1.52
                                              ----------   --------    --------   --------   --------
  Total from investment operations  .......        6.23       7.14       1.68        5.87       1.44
Less distributions
Dividends from net investment income  .....                                                    (0.04)
Distributions from net realized gains  ....       (0.03)     (0.66)     (0.77)      (0.16)
                                              ----------   --------    --------   --------   --------
  Total Distributions  ....................       (0.03)     (0.66)     (0.77)      (0.16)     (0.04)
                                              ----------   --------    --------   --------   --------
Net asset value, end of year  .............   $   35.50    $ 29.30     $22.82     $ 21.91     $16.20
                                              ==========   ========    ========   ========   ========
  Total Return  ...........................       21.3%       32.3%       8.0%       36.5%       9.7%
                                              ----------   --------    --------   --------   --------
Ratios/Supplemental Data
Net assets (in millions), end of year  ....   $1,166.1     $290.0       $80.3      $ 59.9      $43.8
Ratio of expenses to average net assets  ..        1.4%      1.4%         1.6%        1.8%       1.7%
Ratio of net investment income (loss) to
  average net assets ......................       (0.3%)    (0.5%)       (0.7%)      (0.7%)     (0.5%)
Portfolio turnover rate  ..................       19.3%     35.2%        55.9%      107.9%      95.5%
Average per share commission rate paid***     $    0.06

                    (RESTUBBED TABLE CONTINUED FROM ABOVE)

                                                1991       1990        1989       1988       1987*
                                              --------   ---------    --------   --------   --------
Net asset value, beginning of year  .......    $10.88     $ 17.22     $12.98     $11.95      $10.00
                                              --------   ---------    --------   --------   --------
Income from investment operations
Net investment income (loss)  .............      0.07        0.21       0.13       0.05        0.07
Net realized and unrealized gains (losses)
  on investments ..........................      4.05       (5.14)      4.81       1.18        1.88
                                              --------   ---------    --------   --------   --------
  Total from investment operations  .......      4.12       (4.93)      4.94       1.23        1.95
Less distributions
Dividends from net investment income  .....     (0.20)      (0.16)     (0.05)     (0.03)
Distributions from net realized gains  ....                 (1.25)     (0.65)     (0.17)
                                              --------   ---------    --------   --------   --------
  Total Distributions  ....................     (0.20)      (1.41)     (0.70)     (0.20)
                                              --------   ---------    --------   --------   --------
Net asset value, end of year  .............    $14.80     $ 10.88     $17.22     $12.98      $11.95
                                              ========   =========    ========   ========   ========
  Total Return  ...........................      38.3%      (30.7%)     39.9%      10.7%       19.5%
                                              --------   ---------    --------   --------   --------
Ratios/Supplemental Data
Net assets (in millions), end of year  ....     $47.4      $ 40.0      $47.7      $11.7       $ 3.9
Ratio of expenses to average net assets  ..       1.7%        1.8%       2.1%       2.5%        2.8%**
Ratio of net investment income (loss) to
  average net assets ......................       0.5%        1.5%       1.3%       0.5%        1.9%**
Portfolio turnover rate  ..................     142.7%       97.8%     148.9%     242.4%       84.7%
Average per share commission rate paid***

------
  * For the period June 12, 1987 (commencement of operations) to September 30, 1987.
 ** Annualized.
*** Disclosure required for fiscal years beginning after September 1, 1995.

The Fund's adviser and/or Baron Capital reimbursed the Fund for expenses aggregating $8,561 (less than $0.01 per share) in 1990, $27,315 ($0.01 per share) in 1989, $83,219 ($0.11 per share) in 1988, and $36,330 ($0.20 per share) in 1987. The reimbursement amounts are excluded from the expense data above.
-------------------------------------------------------------------------------
19

-------------------------------------------------------------------------------
THE BARON FUNDS
-------------------------------------------------------------------------------

BARON GROWTH & INCOME FUND
SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH
PERIOD:
-------------------------------------------------------------------------------

                                                       Year Ended September 30,
                                                          1996        1995*
                                                         --------    --------
Net asset value, beginning of period  ................   $ 14.77     $10.00
                                                         --------    --------
Income from investment operations
Net investment income  ...............................      0.11       0.04
Net realized and unrealized gains on investments  ....      3.66       4.73
                                                         --------    --------
     Total from investment operations  ...............      3.77       4.77
Less distributions
Dividends from net investment income  ................     (0.04)
Distributions from net realized gains  ...............     (0.10)
                                                         --------    --------
     Total Distributions  ............................     (0.14)
                                                         --------    --------
Net asset value, end of period  ......................   $ 18.40     $14.77
                                                         ========    ========
  Total Return  ......................................     25.8 %     47.7 %
                                                         --------    --------
Ratios/Supplemental Data
Net assets (in millions), end of period  .............   $207.2      $28.6
Ratio of expenses to average net assets  .............      1.5 %      2.0 %**
Ratio of net investment income to average net assets        1.2 %      1.1 %**
Portfolio turnover rate  .............................     40.3 %     40.6 %
Average per share commission rate paid***  ...........   $  0.06


------
  * For the period January 3, 1995 (commencement of operations) to September 30, 1995.
 ** Annualized
*** Disclosure required for fiscal years beginning after September 1, 1995.

Safe Harbor Statement under the Private Securities Litigation Reform Act of
1995
Any statements contained in this annual report which are not historical facts are forward-looking statements; and, therefore, many important factors could cause actual results to differ materially from those in the forward-looking statements. Such factors include, but are not limited to, changes (legislative or otherwise) in the industries in which the Funds invest, as well as changes relating to taxes and mutual funds. The "Investment Policies and Risks" section of the Prospectus discusses certain factors that could cause actual results to differ materially from those in such forward-looking statements.

-------------------------------------------------------------------------------
20

                    COMPARISON OF CHANGE IN VALUE OF $10,000
                    INVESTMENT IN S&P AND THE RUSSELL 2000

               Fiscal             Russell 2000             BAF
               ------             ------------             ---
                                      10000               10000
               1987                   10471               11950
               1988                    9339               13234
               1989                   11346               18521
               1990                    8266               12838
               1991                   11993               17760
               1992                   13066               19484
               1993                   17397               26595
               1994                   17892               28728
               1995                   22072               38002
               1996                   24971               46097

             INFORMATION PRESENTED BY FISCAL YEAR AS OF SEPTEMBER 30
                                  (UNAUDITED)




BARON ASSET FUND'S
MANAGEMENT
DISCUSSION AND ANALYSIS

Baron Asset Fund performed well in the fiscal year ended September 30, 1996, both absolutely and relative to other equity funds and market averages. The Fund's one year performance of 21.3% was better than its 17.9% average annual performance since its inception almost ten years ago. Baron Asset Fund ranks among the top 2% of all taxable equity funds since its inception in June 1987.

Although the Fund performed well during the year, performance was not uniform throughout the year nor was the performance uniform across all areas of investment. Baron Asset Fund began the fiscal year under-performing the market averages in the December 1995 quarter, significantly out-performing the market averages in the March and June quarters of 1996, and then closing the year under-performing the market averages in the September 1996 quarter. The Fund's approach to analyzing the long term prospects of businesses leaves it susceptible to short periods of under-performance when other investors focus on short term events and ignore the positive long term prospects of businesses that our research has identified. After a period of negative returns and under-performance for the last five months, the portfolio seems attractively priced relative to the fundamental performance of the companies in which we are invested, and we are well-positioned for relatively good performance in 1997.

The performance of the Fund was not uniform across sectors. The Fund performed well with its investments in Amusement & Recreation, Business Services, Education, Government Services, Media & Entertainment and Retail Stores. However, the Fund did not perform well with its investments in Communications, Financial Services and Health Care Services. While the stock prices of these investments did not perform well during the year, in most cases the fundamentals of these businesses were strong and these industries that under-performed last year represent significant opportunities for the Fund in the upcoming year.

Baron Asset Fund concentrates its investments in small and mid sized companies. During the year the performance of market averages that represent this universe of smaller companies significantly under-performed the market averages that represent more established large cap companies. We believe that in the slow-growth environment that we anticipate for 1997, investors should be willing to pay a premium for those companies that can grow at above average rates and small cap stocks should do well in this environment after under-performing in 1996.

In fiscal year 1997, the Fund will continue to invest in companies that are undervalued, with significant growth prospects and increasing profitability. The companies will continue to be identified through our independent research efforts. Companies in which we invest will have the potential to increase in price at least 50% over the next two years. The Fund will remain diversified not only by industry and by investment theme, but also by external factors that we have identified that could affect company performance. This approach to investing in companies, and not trading in stocks, should allow the Fund to continue to produce above average rates of return with an attractive risk profile. We are looking forward to a successful 1997.

-------------------------------------------------------------------------------
21

                    COMPARISON OF CHANGE IN VALUE OF $10,000
                    INVESTMENT IN BG&IF AND THE RUSSELL 2000

               Fiscal             Russell 2000             BGI
               ------             ------------             ---
                                      10000               10000
               1995                   12397               14770
               1996                   13836               18575




BARON GROWTH & INCOME FUND'S MANAGEMENT
DISCUSSION AND ANALYSIS

Baron Growth & Income Fund performed well in the fiscal year ended September 30, 1996, both absolutely and relative to other equity funds and the market averages. The Fund is the number one ranked growth & income fund since its inception on January 3, 1995.

The Fund's strong performance can be attributed to its investment strategy of allocating approximately 60% of its portfolio to rapidly growing, well managed, very profitable small-cap companies that are attractively priced, and the remaining 40% to value oriented, income producing securities, also principally of smaller companies.

The growth component of the Fund performed well with its investments in Amusement & Recreation, Business Services, Education, Government Services and Retail Stores. The Fund's investments in Communications and Health Care Services under-performed the Fund overall and provide opportunities for strong performance in 1997.

The income component of the Fund performed well with its heavy allocation of, on average, nearly 23% of the portfolio in REITs. The REIT portion of the Fund gained 26.5% for the year. The combination of strong performance from this income component and substantial current income provided the Fund with very attractive relative risk characteristics for a fund that is mostly invested in small cap companies.

In fiscal year 1997, the Fund's portfolio should continue to be structured as it was in fiscal year 1996. Approximately 40% of the portfolio will likely remain invested in income producing securities. We currently expect that more than half of this portfolio segment will be invested in REITs. We expect the income component of the Fund to produce annual returns of approximately 15%. This is a combination of attractive yields and moderate business growth. The growth component of the portfolio, like that of Baron Asset Fund, will be fully invested in stocks that have the potential to appreciate in value at least 50% during the next two years.

The Fund's portfolio is well positioned to offer attractive returns by investing in small cap companies with significant growth potential, while mitigating risk because of the cushion provided by its investments in income-producing securities. We are looking forward to a successful 1997.

-------------------------------------------------------------------------------
22

-------------------------------------------------------------------------------
THE BARON FUNDS
-------------------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS
-------------------------------------------------------------------------------

TO THE SHAREHOLDERS
AND BOARD OF TRUSTEES OF
BARON ASSET FUND:

 We have audited the accompanying statements of net assets and liabilities of Baron Asset Fund (comprising Baron Asset Fund and Baron Growth & Income Fund) including the portfolio of investments as of September 30, 1996, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, for Baron Asset Fund and the period then ended and the period January 3, 1995 (commencement of operations) to September 30, 1995 for Baron Growth & Income Fund, and the financial highlights for each of the periods indicated. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

 We conducted our audits in accordance with generally accepted standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

 In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective series constituting Baron Asset Fund as of September 30, 1996, the results of their operations, the changes in their net assets and the financial highlights for each of the periods referred to above, in conformity with generally accepted accounting principles.


                                                      COOPERS & LYBRAND L.L.P.

New York, New York
November 27, 1996

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23